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                            AMENDMENT NO. 1 TO THE
                         AGREEMENT AND PLAN OF MERGER

        AMENDMENT NO. 1 TO THE AGREEMENT AND PLAN OF MERGER, dated as of May 8, 1996 (this "Amendment No.1"), by and among Silver King Communications, Inc., a Delaware Corporation ("Parent"), Thames Acquisition Corp., a Delaware Corporation ("Sub"), and Savoy Pictures Entertainment, Inc., a Delaware corporation (the "Company").

        WHEREAS, Parent, Sub and the Company have entered into an Agreement and Plan of Merger, dated as of November 27, 1995 (the "Merger Agreement"); and

        WHEREAS, Parent, Sub and the Company desire to amend and modify the Merger Agreement as set forth herein.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Parent, Sub and the Company hereby agree that the Merger Agreement shall be, and hereby is, amended and modified as follows:

        1. Paragraph (b) of Section 7.1 of the Merger Agreement is hereby amended and replaced in its entirety to read as follows:

        "(b) by either Parent or the Company if the Merger shall not have been consummated by July 30, 1996 (provided) that, if the Merger shall not have been consummated due to the failure to obtain the FCC Approvals and such approvals are, in the reasonable opinion of FCC counsel to Parent or FCC counsel to the Company, likely to be received or made final on or prior to October 30, 1996, then such date shall be extended to October 30, 1996, and provided, further, that the right to terminate this Agreement under this Section 7.1(b) shall not be available to any party whose action or failure to act has been the cause of or resulted in the failure of the Merger to occur on or before such date and such action or failure to act constitutes a breach of this Agreement);"

        2. Except as amended and modified by this Amendment No.1, all other terms of the Merger Agreement shall remain unchanged.

        3. This Amendment No. 1 shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed therein, without











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giving effect to the laws that might otherwise govern under applicable principles of conflicts of laws.

        4. This Amendment No. 1 may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.












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      IN WITNESS WHEREOF, each of Parent, Sub and the Company has caused this
Amendment No. 1 to be executed on its behalf, all as of the day and year first above written.

                                       SILVER KING COMMUNICATIONS, INC.


                                       By: /s/ Steven H. Grant
                                           -------------------------------
                                           Name:  Steven H. Grant
                                           Title: Executive Vice President


                                       THAMES ACQUISITION CORP.


                                       By: /s/ Steven H. Grant
                                           -------------------------------
                                           Name:  Steven H. Grant
                                           Title: President


                                       SAVOY PICTURES ENTERTAINMENT, INC.


                                       By: /s/ Lewis J. Korman
                                           -------------------------------
                                           Name:  Lewis J. Korman
                                           Title: President